UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12


                      Texarkana First Financial Corporation
         ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)       Total fee paid:

                    $125.00
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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

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        2)       Form, Schedule or Registration Statement No.:

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        3)       Filing Party:

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        4)       Date Filed:

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A press  release  dated May 15, 2000  announcing  the  proposed  acquisition  of
Registrant, Texarkana First Financial Corporation, by First United Bancshares, Inc. (the "Acquisition") pursuant to an Agreement and Plan of Reorganization by and between Texarkana First Financial Corporation and First United Bancshares, Inc. dated as of May 15, 2000. This press release may be deemed solicitation materials in respect of the proposed acquisition. A copy of the press release is attached to this Schedule 14A as Exhibit 99.2.

This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release No. 33-7760, 34-42055) promulgated by the Securities and Exchange Commission which became effective January 24, 2000.

This press release does not constitute an offer of any securities for sale. Texarkana First Financial Corporation will file a proxy statement with the Securities and Exchange Commission ("SEC") in connection with the proposed merger transaction. The proxy statement will be sent to shareholders of Texarkana First Financial seeking their approval of the proposed merger transaction.

Shareholders of Texarkana First Financial are urged to read the proxy statement and any other relevant documents to be filed with the SEC because they will contain important information.

When filed, the proxy statement can be obtained free of charge at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov." In addition, documents filed with the SEC by Texarkana First Financial Corporation will be available free of charge from the Corporate Secretary of Texarkana First
Financial Corporation at Third and Olive Streets, Texarkana, Arkansas 71854, telephone (870) 773-1103.



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EXHIBIT INDEX



EXHIBIT NO.                                          DESCRIPTION

99.1                                                 Press Release